Exhibit 10.5

FORM OF SUBSCRIPTION AGREEMENT

认购协议

1.	This Subscription Agreement is made as of the 9th day of April, 2015 between Engage Mobility, Inc., a company incorporated under the laws of the State of Florida (“we”, “us”, or “Company”) and Engage International Technology Co. Ltd., the Subscriber, a company incorporated under the laws of Hong Kong Special Administrative Region of China (“Subscriber”), as set forth on the execution pages hereof. Subscriber and the Company are collectively referred to herein as "the parties."

此认购协议于2015年4月 9日由英加移动有限公司，一家根据佛罗里达州法律注册成立的公司（“我们”或“公司”）与认购人英加国际移动科技有限公司，一家根据中华人民共和国香港特别行政区法律注册成立的公司（“认购人”），根据本协议项下所规定的文本签订执行。认购人及公司在此统称为“双方”。

2.	Subscriber hereby agrees to purchase 1,100,000 shares of our common stock, at the price of $0.50 per share (the "Common Shares") upon the terms and conditions stated in this Subscription Agreement (the "Offering").

认购人特此同意根据本认购协议（“发售”）所载之条款及条件以每股（“普通股”）$0.50美元的价格购买1,100,000股本公司普通股股份。

3.	Subscriber hereby agrees to immediately make a non-refundable deposit of $100,000 (the “Deposit”) to the Company, which shall be credited towards the total purchase price of $550,000 (“Purchase Price”) for the Company’s common stock at the Closing Date under this Agreement. The Deposit and the remaining amount of the Purchase Price shall be only used to pay off any and all outstanding debt, loan, obligation or liability of the Company listed under Section 13 of this Agreement; provided, however, that if the transactions contemplated under this Agreement are not closed or the Agreement is terminated, the Subscriber shall not be entitled to receive the refund of the Deposit, and the Company shall issue 200,000 shares of its common stock in consideration of the Deposit.

认购人特此同意立即向公司支付一笔不可退还的定金$100,000（“定金”），此定金于此合同的成交日时用于抵扣认购人购买公司股票应付价格的$550,000（“购买价格”）。定金和购买价格余下的金额将只能用于支付本合同下第13款所列的公司任何及所有的未还清债务、借贷、义务和赔偿责任。但是，如果此合同下的交易未能完成交割或者此合同被撤销，认购人不能取回定金，公司将向认购人发行200,000股公司的普通股作为定金的对价。

4.	We have agreed to accept the Subscriber's offer to purchase the Common Shares based solely upon the representations made by the Subscriber setforth herein. We are executing and delivering this Subscription Agreement in reliance upon the exemptions from securities registration afforded by Regulation S (“Regulation S”) promulgated under Regulations of the Securities Act of 1933, as amended (the "Securities Act").

我们仅基于认购人在本文作出的陈述已同意接受认购人认购普通股的要约。我们根据《1933年证券法（经修订）》（“证券法”）下的规则S允许的证券免于登记的权利执行及交付本认购协议。

5.	The Offering will continue until the earliest to occur of (i) the date upon which subscriptions for all of the securities offered hereby have been accepted; or (ii) April 9, 2015 (the "Closing Date").

此次发售将持续至下列最早发生日期（i）在此发售的所有证券的认购已被接受；或（ii）2015年4月9日（“交割日”）。

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6.	The Company has the right to revise this Offering based on our need, including increasing or decreasing the selling price, the number of shares or other terms.

公司有权根据我们的需求修改此次发售，包括但不限于，增加或减少普通股发售价格，发售数量，或其他条款。

7.	The Subscriber represents that it is purchasing the Shares for its own investment and legal income and not for the purpose of distribution or public resale. The Subscriber understands that the Shares have not been registered under the U.S. Securities Act and therefore the Shares shall bear restrictive legend requiring a 6 month holding period before they can be resold.

认购人认可，其是以个人投资及合法收入为自己的个人投资帐户购买股份，并非以分销或公开转售为目的。认购人明白普通股尚未根据证券法登记，所以普通股会受到限制性条款的约束，即在股票被转售前有会有6个月的封闭期要求。

8.	Subscriber represents that it is a “non-US person” as defined in Regulation S. Such Subscriber is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Subscriber is not a broker-dealer, nor an affiliate of a broker-dealer. Subscriber also makes the additional representations and warrants set forth under Exhibit A.

认购人声明其为规则S定义下的“非美国主体”。购买人不需要是证券交易法第15条下的注册的券商，并且也不是券商或券商的关联人。购买人也另外作出附录A下所列的声明和担保。

9.	Subscriber represents that it is a sophisticated investor and is familiar with the risks associated with this type of investment. The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters has the net worth to undertake such risks.

认购人声明，其是一个成熟的投资者并熟悉此种类型的投资相关的风险。认购人在做出决定认购时，具备相应的金融和商业方面的知识和经验，有资本承担此类风险。

10.	Subscriber is aware that certain brokers or selling agents have been engaged by the Company to sell the Stock and that said brokers or placement agents will receive a commission from this sale. Subscriber is a citizen and resident of China and is not a citizen or resident of the United States.

认购人知道某些券商或销售代理已受聘于公司销售股票，上述券商或销售代理将由本次销售收取佣金。认购人为中国公民和居民，而非美国公民或居民。

11.	As a resident of China, Subscriber is satisfied as to full observance of the laws of such Subscriber's jurisdiction in connection with any invitation to subscribe for the Common Shares or any use of this Subscription Agreement, including: (i) the legal requirements of such Subscriber's jurisdiction for the purchase of the Common Shares, (ii) any foreign exchange restrictions applicable to such purpose, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Common Shares. Such Subscriber's subscription and payment for, and such Subscriber's continued beneficial ownership of, the Common Shares will not violate any applicable securities or other laws of such Subscriber's jurisdiction.

作为中国居民，认购人满足且完全遵守该认购人司法管辖区关于认购普通股的任何要约或对本认购协议的任何用途的法律，包括：（i）该认购人司法管辖区对购买普通股的法律要求，（ii）适用于此类目的的任何外汇限制，（iii）可能需要获取的任何政府或其他方面的许可，（iv）可能是有关购买、持有、赎回、出售或转让普通股的所得税及其他税务影响（如有） 。该认购人认购及支付，及该认购人继续受惠拥有普通股将不违反该认购人司法管辖区内任何适用的证券或其他法律。

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12.	The Company is in the business of selling mobile technology, marketing and data products and services. Subscriber has access to the various corporate filings and other information regarding the Company and is satisfied with the Company’s business and financial operations.

公司的业务是销售移动技术、营销和数据产品及服务。认购人表示有渠道取得各种企业备案资料及其他有关本公司的信息，并对有关本公司的业务及财务运作感到满意。

13.	As of the date of this Subscription Agreement, the Company has certain outstanding debt, loan, obligation or liability in the total amount of approximately $550,000 (deducting approximately $100,000 paid and resolved with the Deposit), as set forth under Exhibit B herein. The Company represents and warrants that the sole purpose and objective of this Offering is to use the proceeds received from the Offering to pay off any and all outstanding debt, loan, obligation or liability of the Company, and shall pay off all debt, loan, obligation or liability as set forth under Exhibit B within three (3) business days of the Closing Date. The Company further represents and warrants that, other than as set forth under Exhibit B, the Company has no other debt, loan, obligation or liability. Any balance of the Purchase Price after paying off all outstanding debt, loan, obligation or liability of the Company shall be disbursed at the discretion of the board of directors of the Company.

于此认购协议签订日，公司有未还清的总额为大约$550,000（减去用定金已经支付的大约$100,000）的债务、借贷、义务或者赔偿责任，如附录B所列。公司于此声明和保证于此次发售中获得的资金的唯一目的和目标是为了用于偿还公司任何及所有的未还清债务、借贷、义务和赔偿责任，且将会于交割日之后的三（3）个工作日之内还清所有在附录B下所列的债务、借贷、义务和赔偿责任。公司并于此声明和保证，除了附录A下所列，其没有其他任何债务、借贷、义务或赔偿责任。在付清公司所有的未还清债务、借贷、义务和赔偿责任之后，如果购买价格仍有剩余，则公司董事会有权决定如何支配余额。

14.	No provision of this Subscription Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Subscription Agreement may be amended other than by an instrument in writing signed by us and Subscriber.

此认购协议的任何规定均不能豁免，由协议方签署书面文件并强制执行的除外；此认购协议的任何规定均不得修订，由公司与认购人签署书面文书的除外。

15.	This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts executed and performed in such State, without giving effect to conflict of law principles. All controversies, claims and matters of difference arising between the parties under this Subscription Agreement shall be submitted to binding arbitration in the State of Florida under the Commercial Arbitration Rules of the American Arbitration Association ("AAA").

此认购协议应受佛罗里达州适用于在该州已执行并履行的合同的法律管辖并根据其进行解释，且不应产生法律原则冲突。双方在本认购协议项下产生的所有争议、索赔及不同意见等事宜，应当提交佛罗里达州的具有约束力的仲裁机构根据美国仲裁协会（“AAA”）的国际商务仲裁规则进行仲裁。

16.	This Subscription Agreement is written in both English and Chinese. Shall there be any conflicts between the English and Chinese versions, the English version shall prevail.

此认购协议由中英文书写。如果中英版本之间有冲突，以英文版本为准。

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

 【余页故意留空；紧接签名页】

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IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed as of the date first above written.

以昭信守，双方都按照上面首次写明的日期正式签署本认购协议。

Engage Mobility, Inc.
英加移动有限公司

By:
签字人：
Print Name:	Douglas S. Hackett, CEO
印刷体名字：

Address:

Phone:

地址:

电话:

Subscriber: Engage International Technology Co. Ltd.
认购人：英加国际移动科技有限公司

By:
签字人：
Print Name:
印刷体名字：

Address:

Phone:

地址:

电话:

Number of Shares Purchased: 1,100,000

购买股票数量：1,100,000股

Purchase Price Per Share: $0.50

每股股价：$0.50美元

Total Investment: $550,000

总投资额：$550,000美元

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Exhibit A

 附录 A

NON U.S. PERSON REPRESENTATIONS

 非美国人声明

The Subscriber, indicating that it is not a U.S. person, further represents and warrants to the Company as follows:

购买者表明其不是美国人，并进一步向公司声明和保证如下：

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Common Shares, such person or entity was outside the United States.

在(a) 公司提出普通股的要约时，及 (b) 此人或企业接受要约时，此人或企业在美国境外。

2.	Such person or entity is acquiring the Common Shares for such Subscriber’s own account, for investment and not for distribution or resale to others and is not purchasing the Common Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

此人或企业购买普通股是为其自身投资用途，而并非为了分发或销售给他人，且购买普通股并非为了任何美国人的利益，或打算违反证券法的注册要求分发给任何美国人。

3.	Such person or entity will make all subsequent offers and sales of the Common Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Common Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

此人或企业购买和出售投资普通股会(x)根据规则S在美国境外进行；(y) 根据证券法下的登记注册书；或(z) 根据证券法可以适用豁免。特别是，从交割结算日开始后一年内（“分销特定期限”），此人或企业不得向任何美国个体出售或在美国境内出售，除非是根据证券法下的登记注册申请书或登记豁免进行出售。

4.	Such person or entity has no present plan or intention to sell the Common Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Common Shares and is not acting as a Distributor of such securities.

此人或企业目前没有任何计划或准备在任何预定的期限内在美国境内或向美国人出售投资普通股，也没有任何预定的安排出售投资普通股或作为证券的分销商。

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5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Common Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

此人或企业，关联人或任何代表人，没有签订或有意图在分销特定期限内在美国签订或会签订关于投资普通股的任何卖方期权、短线持有或任何类似的工具或持有，

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Common Shares substantially in the form set forth below:

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

此人或企业同意在任何股权证书或其他投资普通股证明文件上根据下列的格式印上限制交易：

此证书代表的证券（“证券”）尚未依照1933年的证券法及其修改案（“证券法”）或任何的州证券法的要求登记，不得出售，转让或进行其他处理，除非已依照证券法和相关的州证券法进行登记，或者公司已收到法律顾问出具的意见书，提出依照证券法和相关的州证券法的条款，此证券的登记不是必须的。

7.	Such person or entity is not acquiring the Common Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

此人或企业目前没有购买任何规避证券法登记条款的交易计划或设计中的投资普通股。

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

此人或企业有充分的金融、证券、投资和其他商业知识和经验来保护本交易中自己的利益。

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Common Shares.

此人或企业在其认为必要的范围内就投资购买投资普通股咨询了其税收、法律、会计和融资顾问。

10.	Such person or entity understands the various risks of an investment in the Common Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Common Shares.

此人或企业明白作此投资的各种风险并且有能力在不确定的时间内承担这些风险，包括但不限于，完全损失掉其在投资普通股中的投资。

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11.	Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Common Shares.

此人或企业有途径获得公司向证监会申报的所有报表，而且在交易的过程中在其要求的前提下公司提供了其他公共信息，所有这些公共信息对于该人或企业评估投资风险是充分的。

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Common Shares.

此人或企业有机会就公司和投资普通股发行的条件和规定提问和获得解答。

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

此人或企业没有依赖公司或任何管理人员、员工或代理在本协议之外所做的关于公司的任何陈述和保证。

14.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

此人或企业不会出售或转让股票，除非(A) 这些股票的转让已依据证券法登记注册或(B)可以适用登记注册豁免。

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

此人或企业在签字页提供的地址是其主要住所地（如其为个人）或主要营业地（如其为公司或其他实体）。

16.	Such person or entity understands and acknowledges that the Common Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

此人或企业了解并认同投资普通股没有经任何联邦或州的证监会或监管机构推荐，以下机构也没有确认或决定过提供给此人或企业的公司的信息的准确性；与此相反的情况将构成刑事犯罪。

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Exhibit B

附录 B

Accounts Payable	$27,286.13
Notes Payable - Barbato	200,548.00
Notes Payable - Yannitto	5,000.00
Notes Payable - Bourque	20,054.80
Notes Payable - Vanteefflelen	15,041.10
Notes Payable - Zopf	20,054.80
Notes Payable - Pereira	15,041.10
Notes Payable - S. Hackett	94,580.73
Notes Payable - Byrd	56,000.00
Total	$453,606.66

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